Subsequent events	12 Months Ended
Jun. 30, 2012
Subsequent Events [Abstract]
Subsequent events

Note 26 – Subsequent events

On July 2, 2012, Shunli Coal and Hongchang Coal entered into an agreement to transfer all of Shunli Coal’s mining rights to Hongchang Coal, in connection with the Company’s plans to consolidate mining areas under Hongchang Coal for future production. On July 4, 2012, Shunli Coal was dissolved. The Company is planning to combine all the mining rights for future production.

On September 6, 2012, the Company signed an inventory purchase agreement with Datong Coal Mine Group, Ltd. (“Datong Group”), a state-owned coal producer based in Shanxi Province. Pursuant the terms of the agreement, Datong Group will supply Hongli with up to 120,000 metric tons of thermal coal through the end of September 2012.